Exhibit 99.1

Exhibit 99.1

Bank of America Merrill Lynch

2013 Banking & Financial Services Conference

November 13, 2013

Forward-Looking Statements and Non-GAAP Financial Measures

This document contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Walter Investment’s plans, beliefs, objectives, expectations, assumptions and intentions, and other statements that are not historical or current facts. Forward-looking statements are based on Walter Investment’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Walter Investment that the projections will prove to be correct. This document speaks only as of this date. Walter Investment disclaims any duty to update the information herein except as otherwise required by law.

Factors that could cause Walter Investment’s results to differ materially from current expectations or affect the Company’s ability to achieve anticipated core earnings and EBITDA include, but are not limited to:

•	Regulatory changes and changes in delinquency and default rates that could adversely affect the costs of our businesses such that they are higher than expected;
•	Prepayment speeds, delinquency and default rates of the portfolios we service;
•

Our ability or inability to achieve anticipated incentive fees, which are subject to certain factors beyond the Company’s control and which are difficult to estimate with any degree of certainty in advance;

•	The achievement of anticipated volumes and margins from the origination of both forward and reverse mortgages, which can be affected by multiple factors, many of which are beyond our control;
•

Assumptions with regard to the HARP eligible population of the portfolios we service, customer take up rates, our recapture rates, the origination margins for HARP refinancing and anticipated changes to the HARP program which may increase competition;

•	Assumptions regarding the continuation in all material respects of government programs related to our business;
•	The addition of new business in 2013 and 2014;
•	The timely and efficient transfer of assets acquired to the Company’s platforms and the efficient integration of the acquired businesses, including achievement of synergies related thereto;
•

The accuracy of our expectations regarding the value of, and contributions from, acquired MSRs, related intangibles and other assets, including the accuracy of our assumptions as to the performance of the assets we acquire, which are subject to and affected by many factors, some of which are beyond our control, and could differ materially from our estimates;

•	Timely establishment of the external capital vehicle and the availability of funding and investment opportunities;
•	Changes in accounting;
•	Errors in our financial models or changes in assumptions could result in our estimates and expectations being materially inaccurate which may adversely affect our earnings;
•	The effects of competition on our existing and potential future business;
•	Our ability to service our existing or future indebtedness;
•	Other factors that may affect the Company’s earnings or costs; and
•	Other factors relating to our business in general as detailed in Walter Investment’s 2012 Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission.

To supplement Walter Investment’s consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons, Walter Investment uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) measure the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items including, but not limited to pro-forma synergies, (ii) provide investors a means of evaluating our core operating performance and (iii) improve overall understanding of Walter Investment’s current financial performance and its prospects for the future.

Specifically, Walter Investment believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition, operating results and cash flows. In addition, management uses these measures for reviewing financial results and evaluating financial performance and cash flows. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. Reconciliations can be found in the Appendix to this presentation and our press release dated November 6, 2013.

Investment Thesis Intact and Remains Highly Attractive

The shorts are “short” on facts

Banks Are Focusing on Their Core Clients

•	Outsourcing non-core customers, products & activities
•	Lessening regulatory & compliance burden and cost
•	Decreasing reputational risk
•	Reducing brand “diminution”

Significant Transfers In Process, More to Come

•	$100 Billion of transactions announced in last two weeks
•	$100 Billion expected to be awarded by year end
•	$1 Trillion of transfers are still expected over next 18-24 months
•	Flow/outsourcing dialogue accelerating

CFPB, FHFA, GSEs Active in Transfer Dialogue

•	Key Criteria — Will it benefit the owner of risk? Will customers be well served by the transfer?
•	Strongly supportive of transfers:
•	From underperforming servicers or servicers less committed to the business
•	To highly rated, highly compliant, strongly performing specialty servicers with scale and track record of success

Walter / Green Tree

Mid- to Long-Term drivers remain very attractive

Significant “non-core” product remains with depositories that is better served at specialty servicers

Return of PLS coupled with decline in GSE share should create $300—$400 BN annual flow to non-bank servicers

Expected return of non-conforming originations — product is perfect for an originator paired with specialty servicer; ratings/cost of capital will be enhanced by tie into specialty servicer

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Well Positioned for Sustainable, Profitable Growth

Core Servicing & Ancillary Businesses

- Core servicing business is strategically fed by Originations platform, WCO[2] and on-going bulk & flow pipeline opportunities

Walter Capital Opportunity Corp.[2]

- Growth through investments in bulk and flow transactions; "paired trade" with WAC/GT
- Sub-servicing to core servicer
- Management fee to WAC
- Opportunities from return of private label market & non-conforming products

Originations

- Originations platform generates high-quality, low-cost MSR
- Efficient sourcing of capital through sales of MSR to WCO[2] or other third-party buyers

➢Indicative example of potential avenues to replace portfolio disappearance[1]:

Originations MSRs	**$25 – 35 BN Annual**
Bulk transfers	**$50 – 75 BN Annual**
DQ Flow Agreements	**$ 5 – 15 BN Annual**
Forward Flow Agreements	**$10 – 20 BN Annual**
	$90 – 145 BN versus Disappearance of
PLS	**$ 0 – 50 BN Annual**
Nonconforming	**$ 0 – 25 BN Annual**

$200 BN @ 15% = $30 BN
$300 BN @ 15% = $45 BN
$400 BN @ 15% = $60 BN

➢Bulk transfers transition to Flow, PLS, Non-Conforming over mid-to-late term

Multiple potential sources of MSRs available to replenish portfolio.
Fully implemented model will drive capital-light, fee-for-service core business.

Walter INVESTMENT MANAGEMENT CORP.

(1) This is a hypothetical example for illustrative purposes only and does not represent the portfolio, intentions or expectations of WAC or WCO. For both WAC and WCO, the portfolio size, disappearance rate and acquisition of MSRs may differ materially from this example. This is not a forecast or projection for 2014 or any subsequent year.
(2) Walter Capital Opportunity Corp. ("WCO") expected to be established and become operational during the fourth quarter of 2013.

3

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Maintaining Strong Servicing Margins While Growing

Servicing Segment Profitability In bps of Average UPB Serviced	2013 Q3	2013 YTD
Gross revenues[1]	40	41
Cost to service	(22)	(22)
Compensating interest expense	(3)	(3)
Advance funding cost	(2)	(1)
AEBITDA margin	13	15
Average UPB Serviced (in billions)	$ 194.6	$ 173.5

Servicing Segment Profitability Reconciliation of AEBITDA to GAAP Income Before Income Taxes	2013 Q3	2013 YTD
AEBITDA	$ 65.4	$ 199.7
Amortization of MSRs[2]	(9.8)	(30.6)
Realization of expected cash flows on FV MSRs[3]	(35.2)	(84.0)
Changes in valuation inputs on FV MSRs	60.5	153.3
Other depreciation and amortization[4]	(9.4)	(27.7)
Share-based compensation	(1.6)	(5.0)
Misc. other	(0.9)	(1.5)
GAAP income before income taxes	$ 69.0	$ 204.2

Originations Segment GAAP Income Before Income Taxes	2013 Q3	2013 YTD
GAAP income before income taxes	$ 51.8	$ 231.9

(1) Gross revenues represents revenues before amortization of servicing rights and change in fair value of servicing rights.
(2) Includes step-up amortization of subservicing rights of $7.7 MN and $23.9 MN, respectively.
(3) Management estimates that approximately 35% is economically attributable to Originations.
(4) Includes step-up depreciation and amortization of $5.5 MN and $17.8 MN, respectively.

- **Servicing segment results not adjusted for:**
  - Compensating interest costs related to Origination segment recaptures (approximately $13 MN YTD 2013)
  - Other costs (e.g. lead generation, payoff quotes, deed release costs, etc.) in support of Originations segment loan recaptures (approximately $2 MN YTD 2013)
  - Up-front/one-time expenses for new business additions and servicing transfers (approximately $3 MN YTD 2013)
  - Cost of carrying excess capacity in anticipation of new business volumes (approximately $3 MN YTD 2013)
- **Strong potential to improve servicing profitability:**
  - Compensating interest and other origination support expenses moderate post-HARP
  - Boarding/new business expenses taper as bulk volume transitions to flow
  - Lower costs from reduced delinquencies as economy strengthens/portfolios mature
  - Reduced amortization from slowing disappearance rates (prepayments speeds and defaults)
  - Cost saving opportunities from outsourcing

Strong potential upside in AEBITDA as % of Average UPB as operations normalize. Profitability of the Servicing Segment should be viewed in the context of the strong performance and earnings of the Originations Segment.

Walter INVESTMENT MANAGEMENT CORP.

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Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Business Model Generates Strong Cash Flows & ROE

For the three months ended For the nine months ended

9/30/2013 9/30/2013

AEBITDA $ 160.8 $ 562.9

Less:

Cash Interest on Corporate Debt(25.8)(72.4)

Cash Taxes(40.0)(95.2)

Capital Expenditures(9.2)(26.4)

Available Cash(1) $ 85.8 $ 368.9

Available cash was primarily used for working capital and MSR/platform acquisitions.

For the three For the nine

months ended months ended

Return on Equity (annualized) 9/30/2013 9/30/2013

Net Income as % of Average Stockholders’ Equity 26% 32%

Core Earnings After Tax as % of Average Stockholders’ Equity 31% 42%

Strong cash flows generated are being invested in high ROE businesses

(1) Cash available for working capital, investments and other financing and investing activities.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Key Investment Highlights

Strong Financial Highly profitable, fee-for-service, capital-light core servicing Fundamentals business with strongly predictable cash flows and high ROE

Abundant Growth Significant runway still in front of sector of profitable growth Opportunities opportunities

High-Quality Originations Scaled to drive replenishment of servicing disappearance on cash positive basis; well-positioned to enter higher margin, Platform private label and non-conforming market

Externally managed REIT, Walter Capital Opportunity Corp., to Capital Vehicle provide attractive source of capital to fund growth opportunities, plus added high-multiple fee income stream

Diversified Revenue Ancillary and adjacent businesses leverage returns from core Streams servicing business

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Appendix

Use of Non-GAAP Measures and Definitions

Generally Accepted Accounting Principles (“GAAP”) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided the following non-GAAP financial measures in this presentation: Core Earnings, Adjusted EBITDA and Available Cash. See the definitions below for a description of how these items are presented and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.

Management considers Core Earnings, Adjusted EBITDA and Available Cash to be useful to help better understand the Company’s financial performance, competitive position and prospects for the future. Core earnings and Adjusted EBITDA are utilized to assess the underlying operational performance of the continuing operations of the business. In addition, analysts, investors, and creditors may use these measures when analyzing the Company’s operating performance. Management believes Available Cash is useful to investors in evaluating the Company’s liquidity as it is an indicator of the amount of cash generated and available for other uses. In addition, the Company manages the business based upon the achievement of core earnings, Adjusted EBITDA and similar targets and has designed certain management incentives based upon the achievement of pre-tax income and Adjusted EBITDA in order to assess the underlying operational performance of the continuing operations of the business for the year and to have a basis to compare underlying operating results to prior and future periods.

Use of the terms Core Earnings, Adjusted EBITDA and Available Cash may vary from other companies in the Company’s industry, as they are not presentations made in accordance with GAAP. These measures should not be considered as alternatives to (1) net income (loss) or any other performance measures determined in accordance with GAAP or (2) operating cash flows determined in accordance with GAAP. These measures have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. Because of these limitations, these measures should not be considered as measures of discretionary cash available to the Company to invest in the growth of its business.

Core earnings is a metric that is used by management to exclude certain items in an attempt to provide a better earnings per share metric to evaluate our Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period. Core earnings reflects income before income taxes, excluding certain depreciation and amortization costs related to the increased basis in assets acquired within business combination transactions, or step-up depreciation and amortization, transaction and integration costs, share-based compensation expense, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trusts. Core earnings includes both cash and non-cash gains from forward mortgage origination activities. Non-cash gains are net of non-cash charges or reserves provided. Core earnings excludes the impact of the adoption of fair value accounting and includes cash gains for reverse mortgage origination activities. Core earnings may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance.

Adjusted EBITDA is a key performance metric used by management in evaluating the performance of our Company and its segments. Adjusted EBITDA represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, share-based compensation expense, the net effect of the non-residual trust variable interest entities and certain other non-cash income and expense items. Adjusted EBITDA includes both cash and non-cash gains from forward mortgage origination activities. Adjusted EBITDA excludes the impact of fair value option accounting and includes cash gains for reverse mortgage origination activities. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance.

Available Cash is calculated as Adjusted EBITDA, as described above, less capital expenditures and cash paid for corporate debt interest expense and income taxes. Management believes that Available Cash is useful to investors in evaluating the Company’s performance and liquidity as it is an indicator of the amount of cash generated and available for working capital, investments and financing and investing activities and is reconciled to the Company’s income before income taxes and net increase (decrease) in cash and cash equivalents.

2013 Estimated Adjusted EBITDA, 2013 Estimated Core Earnings, 2014 Estimated Core Earnings and other amounts or metrics that relate to future earnings projections are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties, many of which are beyond the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that this target will be achieved and the Company undertakes no duty to update this target. Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Form 10-K and other filings with the SEC, for important information regarding Forward Looking Statements and the use of Non-GAAP Financial Measures. Because we do not predict special items that might occur in the future, and our outlook is developed at a level of detail different than that used to prepare GAAP financial measures, we are not providing a reconciliation to GAAP of our forward-looking financial measures presented herein.

Reconciliation of GAAP Income Before Income Taxes to Non-GAAP Core Earnings

($ in millions, except per share amounts)

For the Three Months Ended

For the Nine Months Ended

September 30, 2013

September 30, 2013

Core Earnings

Income before income taxes

$120.8

$405.9

Add back:

Transaction and integration costs

2.6

22.9

Step-up depreciation and amortization

12.4

38.1

Step-up amortization of sub-servicing rights (MSRs)

7.7

23.9

Fair value to cash adjustments for reverse loans

(2.8)

17.6

Non-cash interest expense

2.9

8.2

Non-cash share-based compensation expense

3.3

9.8

Net impact of Non-Residual Trusts

(4.3)

(4.8)

Other

1.0

7.1

Core Earnings before income taxes

$143.6

$528.7

Core earnings after tax (39%)

87.6

322.5

Core earnings after tax per diluted common and common equivalent share.

$2.33

$8.57

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of GAAP Income Before Income Taxes to Non-GAAP Adjusted EBITDA

($ in millions)

For the Three Months Ended

For the Nine Months Ended

September 30, 2013

September 30, 2013

Income before income taxes

$120.8

$405.9

Add:

Depreciation and amortization

17.8

51.7

Interest expense

34.0

90.9

EBITDA

172.6

548.5

Add/(Subtract):

Pro forma synergies

—

—

Fair value to cash adjustments for reverse loans

(2.8)

17.6

Transaction and integration-related costs

2.6

22.9

Non-cash share-based compensation expense

3.3

9.8

Provision for loan losses

0.5

2.4

Residual Trusts cash flows

1.9

3.4

Amortization and fair value adjustments of servicing rights

(14.5)

(36.0)

Non-cash interest income

(4.3)

(13.5)

Net impact of Non-Residual Trusts

(4.3)

(4.8)

Other

5.8

12.6

Sub-total

(11.8)

14.4

Adjusted EBITDA

$160.8

$562.9

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of Available Cash to GAAP Income Before Income Taxes and Net Increase (Decrease) in Cash and Cash Equivalents

	For the three months ended 9/30/2013	For the nine months ended 9/30/2013
Income before income taxes	$ 120.8	$ 405.9
Add:		
Depreciation and amortization	17.8	51.7
Interest expense	34.0	90.9
EBITDA	172.6	548.5
Add/(Subtract):		
Fair value to cash adjustments for reverse loans	(2.8)	17.6
Transaction and integration-related costs	2.6	22.9
Non-cash share-based compensation expense	3.3	9.8
Provision for loan losses	0.5	2.4
Residual Trusts cash flows	1.9	3.4
Amortization and fair value adjustments of servicing rights	(14.5)	(36.0)
Non-cash interest income	(4.3)	(13.5)
Net impact of Non-Residual Trusts	(4.3)	(4.8)
Other	5.8	12.6
Sub-total	(11.8)	14.4
AEBITDA	160.8	562.9
Less:		
Cash Interest on Corporate Debt	(25.8)	(72.4)
Cash Taxes	(40.0)	(95.2)
Capital Expenditures	(9.2)	(26.4)
Available Cash(1)	85.8	368.9
Investing/Financing Activity & Other Uses of Available Cash:		
Net working capital, including net activity for servicing advances(2)	(224.6)	(101.5)
Investment in retained OMSRs(3)	(80.5)	(118.1)
Net investment in originations activity(4)	93.5	(127.2)
Acquisitions, including related transaction and integration costs(5)	(26.1)	(1,057.0)
Net borrowings of corporate debt(6)	24.6	998.2
Net decrease in cash and cash equivalents	$ (127.3)	$ (36.7)

(1) Cash available for working capital, investments and other financing and investing activities.
(2) Primarily represents net working capital and net change associated with our servicing advance liabilities.
(3) Represents originated MSRs that have been capitalized upon transfer of loans.
(4) Represents originations activity including purchases and originations of residential loans held for sale, proceeds from sale and payments on residential loans held for sale, net change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights.
(5) Represents payments for acquisitions of businesses net of cash acquired, acquisitions of servicing rights and transaction & integration costs incurred as a result.
(6) Represents proceeds from issuance of debt net of debt issuance costs and payments made during the period.

Walter INVESTMENT MANAGEMENT CORP.

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Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of Estimated Core Earnings to Estimated GAAP Income Before Income Taxes

($ in millions)

For the Year Ended For the Year Ended

December 31, 2013 December 31, 2014

Estimated pre-tax core earnings(1) $ 599.5 $ 388.0

Less:

Step up depreciation and amortization, including step up

amortization of sub-servicing contracts(83.0)(67.0)

Share-based compensation expense(12.0)(14.0)

Transaction and integration costs(2)(22.9) -

Non-cash fair value adjustments for reverse mortgages(3)(17.6) -

Non-cash interest expense(12.0)(10.0)

Other (2)(2.2) -

Estimated income before income taxes $ 449.8 $ 297.0

(1) At the mid-point of the earnings guidance range.

(2) We do not predict special items that might occur in the future. The amount reflected includes only actual amounts that occurred in the first nine months of 2013.

(3) Fair value adjustments are by their nature subject to multiple factors that could materially change these amounts, many of which are beyond our control. The amount reflected includes only actual amounts that occurred in the first nine months of 2013.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our September 30, 2013 Form 10-Q and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.